ANNUAL
REPORT

[GRAPHIC - WHEELS]

TEMPLETON GROWTH FUND, INC.

AUGUST 31, 1999

[LOGO - FRANKLIN TEMPLETON]

PAGE

[GRAPHIC - FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

[PHOTO OF MARK G. HOLOWESKO APPEARS HERE]

MARK G. HOLOWESKO, CFA
Portfolio Manager
Templeton Growth Fund, Inc.

Mark G. Holowesko is president and portfolio manager of Templeton Growth Fund and several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as chief investment officer of equity research worldwide, as well as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst and a former director of the International Society of Financial Analysts.

PAGE

SHAREHOLDER LETTER

-------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON GROWTH FUND, INC. SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING EMERGING MARKETS.
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of Templeton Growth Fund, Inc., which covers the 12 months ended August 31, 1999. During this time, the investment principles we have followed for the last several years proved successful, as many of the investments that hurt our performance last year helped performance during the period under review. Templeton Growth Fund - Class A posted a one-year cumulative total return of 34.72%, outperforming the Fund's benchmark, the Morgan Stanley Capital International(R) (MSCI) World Index, which provided a cumulative total return of 33.51% for the same period./1/

In early 1998, our search for value and our process of buying during times of pessimism led us to invest in

1. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

You will find a complete listing of the Fund's portfolio holdings, including dollars value and number of Shares or principal amount, beginning on page 21 of this report.


CONTENTS

Shareholder Letter              1

Interview with
Mark Holowesko                  9

Performance Summary            12

Financial Highlights &
Statement of Investments       17

Financial Statements           28

Notes to Financial
Statements                     31

Independent Auditors' Report   35

Tax Designation                36

Change in Independent
Auditor                        38

[PYRAMID]

PAGE


GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
8/31/99

[BAR CHART]

unpopular areas of Asia, cyclical stocks, industrial companies and commodity-related firms. On August 31, 1999, North America represented 26.1% of the Fund's total net assets, Europe 34.4%, Asia 18%, and 6.2%.

NORTH AMERICA

Compared to the MSCI World Index, we were underweighted in North America throughout the reporting period. This was primarily the result of our bottom-up approach to investing. Rather than making investment decisions based on the overall performance of stock markets, we look at the world on a stock-by-stock basis. Generally, throughout the fiscal year U.S. stocks were close to all-time high valuations. On August 31, 1999, the Standard & Poor's 400(R) Industrials (S&P Industrials) price-to-earnings (P/E) ratio was over 38 times (38x), which is quite high considering it has averaged roughly 18x for the previous 20 years. Similarly, the S&P Industrials price-to-book value was 8x, compared with its traditional range of 2x to 3x. Furthermore, the Index's price-to-sales ratio was over 2x, while the 20-year average is less than one.(2) Valuations such as these made it difficult to find significant bargains in America.

Unfortunately, a large amount of debt has also been built up in the American economy relative to stock purchases. This is best illustrated by looking at margin debt as a percentage of gross domestic product (GDP). Twenty years ago, margin debt as a percentage of GDP was less than one-half of a percent; today it is more than two percent.(3)

2. Source: Standard & Poor's(R) Corporation.
3. Source: Ned Davis Research, Inc.

2

PAGE


Despite the fact that the overall market performed well, the tendency of investors to favor large, well-known companies created a broad spread in valuations in the U.S. stock market. The largest fifty stocks in the S&P 500, for example, have an average P/E ratio ten times higher than the next 450 stocks. In some of the basic industry groups in the S&P 500, such as automobiles, oil & gas, aluminum and aerospace, valuations as of August 31, 1999, were one-third to one-tenth of the more expensive industry groups. This is somewhat justified by differences in growth between the sectors, but the valuation spread is unusually large. Although we were underweighted in the U.S. market, at 23.3% of Fund assets, we are comfortable with our holdings. We believe our North American stocks are cheap on an absolute basis, not only relative to a very expensive index. On August 31, 1999, the Fund's largest American holdings included General Motors Corp., Potomac Electric Power Co., and Boeing Co.

EUROPE

In Europe, we continued to find ideas in the U.K. market. During the reporting period, U.K. stocks underperformed continental European stocks as investor enthusiasm regarding the introduction of the euro helped push continental European stock prices higher. On August 31, 1999, U.K. holdings represented approximately 40% of our total European exposure. In our opinion, many of our European holdings may be well positioned to benefit from two major trends. The first is the
                                                                              3


PAGE


TOP 10 EQUITY HOLDINGS
8/31/99


NAME,                                    % OF TOTAL
INDUSTRY, COUNTRY                          NET ASSETS
-----------------                          ----------
Sony Corp.
Appliances & Household
Durables, Japan                            2.1%

HSBC Holdings PLC
Banking, Hong Kong*                        1.6%

Koninklijke Philips Electronics NV
Electrical & Electronics,
Netherlands                                1.5%

Telefonos de Mexico
SA (Telmex), L, ADR
Telecommunications, Mexico                 1.5%

ABB Ltd.
Electrical & Electronics,
Sweden                                     1.5%

Boeing Co.
Aerospace & Military
Technology, U.S.                           1.5%

Singapore Airlines Ltd., fgn
Transportation, Singapore(1)                 4%

Swire Pacific Ltd., A
Multi-Industry, Hong Kong*                 1.3%

General Motors Corp.
Automobiles, U.S.                          1.3%

British Steel PLC
Metals & Mining, U.K                       1.2%

*Hong Kong reverted to the sovereignty of China on July 1, 1997.

possibility of lower taxes. The impact of lower taxes in the U.S. over the last ten years has been very visible with almost one-half of the earnings growth the result of lower taxes and reduced interest costs.(4) Although Europe has introduced a common currency, and interest rates declined and converged, the region does not enjoy a common level of taxation. We anticipate this will change in the future. A recent report released by Bloomberg in June of 1999, indicated that the German government was discussing a plan to cut corporate tax rates to a unified rate of 25 percent in 2001 from as high as 40 percent. We believe these discussions may spread across Europe. Lower taxes would not only free up cash flow for corporations, but also boost consumer disposable income and provide a more competitive environment for European companies.

We also believe that the current boom in European buyouts and acquisitions may continue to help boost share prices. We estimate in 1994, less than $20 billion was utilized for corporate buyouts in Europe. This figure is expected to exceed $150 billion in 1999. Corporate activity of this nature helps to increase the attractiveness of value investing. We are encouraged by the level of corporate activity we have seen in many of the holdings in our funds. Among the Fund's largest European holdings were General Electric Co. PLC in the United Kingdom, Koninklijke Philips Electronics NV in the Netherlands, ABB Ltd. in Sweden, Alcatel SA in France and UPM-Kymmene Corp. in Finland.

4. Source: Templeton Du Pont Analysis.

4

PAGE

ASIA

Our Asian holdings continued to bolster Fund performance during the reporting period. As the economic situation in the region stabilized early in 1999, investor attention was drawn to the attractive valuations of many Asian companies. An important issue for investors in the region is the future direction of the Japanese economy. Recent reports from Japan are encouraging. Many investors are anticipating an economic turn-around in the region, which has boosted the Japanese stock market, and added to the stability of non-Japan Asia. During the reporting period, our Japanese and Hong Kong holdings benefited from this perception, with many of the Hong Kong holdings in our portfolio appreciating significantly in value.

In our opinion, a remaining concern for investors in the region is the potential for the devaluation of China's currency. The probability of this occurring has increased. However, we believe a properly executed devaluation could improve China's competitive position and benefit Hong Kong, which is a major exporter of Chinese goods, and has its own productive capacity in mainland China. We believe China has the financial strength to maintain an orderly devaluation. As of August 31, 1999, our largest Asian positions were Sony Corp, HSBC Holdings PLC, and Singapore Airlines Ltd., fgn.
                                                                               5

PAGE


LATIN AMERICA

During the fiscal year, the performance of our Latin American holdings was important to the overall return of the Fund. As in Europe, an encouraging development in Latin America has been the increase in corporate activity. One of the Fund's largest Latin American holdings over the course of the last twelve months, YPF Sociedad Anonima, an Argentinean oil company, was taken over by Repsol SA, a Spanish oil company. The elimination of this holding and the profits taken in some of our other holdings has reduced our overall Latin American exposure.


LOOKING FORWARD

We remain optimistic about the potential for global equity markets and Templeton Growth Fund, and believe that the Fund's holdings could benefit from what appears to be a return to value-based investing. Although during most of the '80s and '90s, value investing provided above-average returns for investors, there have been a few years during this period when value investing underperformed, as it did in 1998. Since March 1999, however, investor attention appears to be turning once again toward stocks that appear cheap on the basis of price-to-book, price-to-sales, price-to-cash- flow or price-to-earning models. We believe the Fund is well positioned in these types of securities.

6

PAGE


The Fund may also benefit from a renewed interest in non-North American stocks. High returns from North American securities, combined with poor economic results in many areas of Asia and Latin America, have dissuaded investors from investing overseas. But with North American stocks selling at all-time high valuations, and economic fundamentals improving around the world, many investors are beginning to search globally for value.

Our lack of currency hedging should also help the Fund's performance. Last year, the fear that the Asian economic crisis would spill over to Eastern Europe and other parts of the world caused a flight towards the U.S. dollar, strengthening it and hurting the value of our foreign holdings. However, we are enthusiastic about the current level of foreign currency valuations. Many appear undervalued relative to the dollar and could boost our performance going forward.

Finally, our optimism continues to be bolstered by the level of value we have in our various holdings. Despite the fact that the equity markets and many of the more popular indices appear to be trading at extended valuation levels, we believe we own a collection of attractively priced securities which, over the long run, have the potential to provide above-average returns.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our investment strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future

                                                                               7

PAGE


results, these insights may help you better understand our investment and management philosophy.

Please remember that there are special risks associated with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market security means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Mexico's equity market has increased 3,760% in the last 15 years, but has suffered eight declines of more than 15% during that time.(5) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Growth Fund, Inc. We welcome your comments and look forward to serving you in the future.

Sincerely,


/s/MARK G. HOLOWESKO
------------------------------------
Mark G. Holowesko, CFA
President
Templeton Growth Fund, Inc.


5. Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.

8

PAGE


THE FOLLOWING IS AN INTERVIEW WITH MARK HOLOWESKO, PORTFOLIO MANAGER OF TEMPLETON GROWTH FUND:

WITH THE U.S. EQUITY MARKET CONTINUING TO SET NEW RECORD HIGHS, HOW DO YOU DETERMINE AN APPROPRIATE "SELL" TARGET FOR FUND HOLDINGS IN THIS COUNTRY?

Our U.S. holdings are much cheaper than the market as a whole, and our decision process for purchasing U.S. securities was, and is, independent of the market level. We try to purchase securities that are cheap on an absolute basis, not cheap relative to the market. Therefore, our decision to sell is independent of the current overall market or its future direction. We sell securities if the stock performance does not live up to our expectations, if a security reaches what we view as "fair value," or if we need to raise cash to purchase other, more attractive securities.

[GRAPHIC - LARGE Q&A]

                                                                              9

PAGE

THE YEAR 2000 (Y2K) COMPUTER BUG HAS RECEIVED A LOT OF MEDIA ATTENTION. DO YOU BELIEVE THE FUND'S HOLDINGS IN EMERGING MARKET COUNTRIES ARE AT GREATER RISK OF Y2K-RELATED DECLINES THAN THOSE OF COMPANIES IN DEVELOPED COUNTRIES? IF SO, HAS THIS AFFECTED YOUR INVESTMENT STRATEGY IN THESE REGIONS?

Developing countries have, in general, done less to prepare for Y2K than developed countries. However, it should be remembered that the level of computer usage in developing countries is much less than in developed countries. We have carefully analyzed all of our holdings worldwide for Y2K impact and believe we have done as good a job as anyone in the industry to minimize this risk. This includes our investments in the developing markets.

VALUE INVESTING APPEARS TO HAVE MADE A COMEBACK IN RECENT MONTHS. DO YOU THINK THIS IS TEMPORARY OR THE BEGINNING OF A LONG-TERM TREND?

The value investing style has made a rebound lately. The underperformance of the value style last year and its surge in popularity this year, are not abnormal. Value investing has worked in the majority of the past 20 years. However, there have been a few years (and there will be future years) when it has provided below-average results. This underperformance has traditionally been followed by very strong returns in subsequent years.

10

PAGE


We feel the value style will continue to provide strong returns for several reasons. In periods of volatility, investors look for downside price support. You do not find this support with stocks that have increased in price due to momentum or popularity. Earnings, assets or dividends provide this support, which is typically found in stocks popular with value investing. Also, the recent surge in corporate activity outside of the U.S. provides strong support for the value style. Industry executives generally do not make acquisitions based on momentum decisions. They typically engage in corporate activity for sound business reasons that help reduce valuation anomalies.

                                                                              11

PAGE

CLASS A (formerly Class I):
Subject to the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1plan, which affects subsequent performance.

CLASS B:
Subject to no initial
sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:
No initial sales charge or Rule
12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

Class A                         Change         8/31/99  8/31/98
-------                         ------         -------  -------
Net Asset Value                 +$2.78         $19.56   $16.78


                                Distributions (9/1/98 - 8/31/99)
                                --------------------------------
Dividend Income                 $0.4050
Long-term Capital Gain          $1.6950
Short-term Capital Gain         $0.3400
      TOTAL                     $2.4400


CLASS B                         CHANGE         8/31/99  1/1/99
-------                         ------         -------  ------
Net Asset Value                 +$3.09         $19.46   $16.37


CLASS C                         CHANGE         8/31/99  8/31/98
-------                         ------         -------  -------
Net Asset Value                 +$2.66         $19.15   $16.49

                                Distributions (9/1/98 - 8/31/99)
                                --------------------------------
Dividend Income                 $0.3104
Long-term Capital Gain          $1.6950
Short-term Capital Gain         $0.3400
      TOTAL                     $2.3454

ADVISOR CLASS                   CHANGE         8/31/99  8/31/98
-------------                   ------         -------  -------
Net Asset Value                 +$2.81         $19.61   $16.80

                                Distributions (9/1/98 - 8/31/99)
                                --------------------------------
Dividend Income                 $0.4398
Long-term Capital Gain          $1.6950
Short-term Capital Gain         $0.3400
      TOTAL                     $2.4748

Templeton Growth Fund paid distributions derived from long-term capital gains of $1.6950 per share in October, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

             Past performance is not predictive of future results.

12

PAGE

                                                                  INCEPTION
CLASS A                              1-YEAR    5-YEAR   10-YEAR   (11/29/54)
-------                              ------    ------   -------   ----------
Cumulative Total Return(1)            34.72%    83.33%   230.21%   45,546.03%
Average Annual Total Return(2)        27.00%    11.55%    12.03%       14.51%
Value of $10,000 Investment(3)       $12,700   $17,279   $31,126   $4,302,194

                            8/31/95  8/31/96   8/31/97   8/31/98     8/31/99
                            -------  -------   -------   -------     -------
One-Year
Total Return(4)              9.51%    10.85%   28.28%    -12.61%      34.72%


                                                        INCEPTION
CLASS B                                                 (1/1/99)
-------                                                 --------
Cumulative Total Return(1)                                18.88%
Aggregate Total Return(2)                                 14.88%
Value of $10,000 Investment(3)                           $11,488

                                                         INCEPTION
CLASS C                              1-YEAR    3-YEAR     (5/1/95)
-------                              ------    ------     --------
Cumulative Total Return(1)            33.77%    47.61%      75.53%
Average Annual Total Return(2)        31.42%    13.47%      13.60%
Value of $10,000 Investment(3)       $13,142   $14,613     $17,378


                             8/31/96  8/31/97  8/31/98  8/31/99
                             -------  -------  -------  -------
One-Year
Total Return(4)               9.99%    27.30%  -13.32%   33.77%

                                                                  INCEPTION
ADVISOR CLASS(5)                  1-YEAR     5-YEAR    10-YEAR    (11/29/54)
--------------                    ------     ------    -------    ----------
Cumulative Total Return(1)        35.16%     84.51%    232.37%    45,845.51%
Average Annual Total Return(2)     35.16%    13.03%     12.75%        14.70%
Value of $10,000 Investment(3)    $13,516   $18,451    $33,237     $4,594,551

                             8/31/95   8/31/96   8/31/97   8/31/98   8/31/99
                             -------   -------   -------   -------   -------
One-Year
Total Return(4)               9.51%     10.85%    28.39%   -12.41%    35.16%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

5. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 37.46% and 12.70%, respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

             Past performance is not predictive of future results.

                                                                              13

PAGE

AVERAGE ANNUAL TOTAL RETURN
8/31/99


CLASS A
-------
1-Year                          27.00%
5-Year                          11.55%
10-Year                         12.03%
Since Inception (11/29/54)      14.51%


AVERAGE ANNUAL TOTAL RETURN
8/31/99


CLASS C
-------
1-Year                          31.42%
3-Year                          13.47%
Since Inception (5/1/95)        13.60%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, Fund expenses, account fees, and reinvested distributions.

The following line graph compares the performance of Templeton Growth Fund's Class A shares to that of the Morgan Stanley Capital International World Index and the Consumer Price Index, based on a $10,000 investment from 9/1/89 to 8/31/99.



                   Templeton     MSCI World     CPI
                  Growth Fund      Index
                   -Class A*
--------------------------------------------------------
     09/01/1989     $9,427        $10,000     $10,000
     09/30/1989     $9,438        $10,284     $10,032
     10/31/1989     $9,053         $9,943     $10,081
     11/30/1989     $9,220        $10,341     $10,104
     12/31/1989     $9,559        $10,675     $10,119
     01/31/1990     $9,134        $10,179     $10,224
     02/28/1990     $9,134         $9,744     $10,272
     03/31/1990     $9,334         $9,157     $10,328
     04/30/1990     $9,043         $9,027     $10,345
     05/31/1990     $9,874         $9,979     $10,369
     06/30/1990     $9,929         $9,909     $10,425
     07/31/1990     $10,196       $10,001     $10,464
     08/31/1990     $9,237         $9,067     $10,560
     09/30/1990     $8,388         $8,113     $10,649
     10/31/1990     $8,270         $8,872     $10,713
     11/30/1990     $8,537         $8,728     $10,737
     12/31/1990     $8,693         $8,912     $10,737
     01/31/1991     $9,184         $9,240     $10,801
     02/28/1991     $9,868        $10,097     $10,817
     03/31/1991     $9,981         $9,801     $10,833
     04/30/1991     $10,140        $9,879     $10,849
     05/31/1991     $10,571       $10,104     $10,880
     06/30/1991     $10,040        $9,482     $10,914
     07/31/1991     $10,651        $9,932     $10,929
     08/31/1991     $10,704        $9,902     $10,961
     09/30/1991     $10,810       $10,163     $11,010
     10/31/1991     $10,972       $10,330     $11,026
     11/30/1991     $10,696        $9,881     $11,057
     12/31/1991     $11,417       $10,603     $11,066
     01/31/1992     $11,520       $10,408     $11,082
     02/29/1992     $11,742       $10,230     $11,122
     03/31/1992     $11,542        $9,750     $11,178
     04/30/1992     $11,868        $9,887     $11,194
     05/31/1992     $12,312       $10,282     $11,210
     06/30/1992     $12,075        $9,940     $11,250
     07/31/1992     $12,046        $9,967     $11,275
     08/31/1992     $11,698       $10,211     $11,306
     09/30/1992     $11,668       $10,119     $11,338
     10/31/1992     $11,508        $9,848     $11,378
     11/30/1992     $11,647       $10,025     $11,394
     12/31/1992     $11,898       $10,109     $11,387
     01/31/1993     $12,055       $10,144     $11,443
     02/28/1993     $12,320       $10,386     $11,483
     03/31/1993     $12,750       $10,991     $11,524
     04/30/1993     $13,007       $11,501     $11,555
     05/31/1993     $13,387       $11,769     $11,571
     06/30/1993     $13,329       $11,671     $11,587
     07/31/1993     $13,677       $11,914     $11,587
     08/31/1993     $14,446       $12,462     $11,619
     09/30/1993     $14,388       $12,234     $11,643
     10/31/1993     $15,051       $12,573     $11,692
     11/30/1993     $14,769       $11,864     $11,700
     12/31/1993     $15,788       $12,446     $11,699
     01/31/1994     $16,666       $13,270     $11,732
     02/28/1994     $16,245       $13,100     $11,773
     03/31/1994     $15,627       $12,537     $11,813
     04/30/1994     $15,896       $12,927     $11,829
     05/31/1994     $16,048       $12,962     $11,836
     06/30/1994     $15,689       $12,929     $11,876
     07/31/1994     $16,415       $13,177     $11,908
     08/31/1994     $16,980       $13,576     $11,957
     09/30/1994     $16,594       $13,222     $11,988
     10/31/1994     $16,748       $13,600     $11,997
     11/30/1994     $16,058       $13,013     $12,013
     12/31/1994     $15,917       $13,141     $12,013
     01/31/1995     $15,790       $12,946     $12,060
     02/28/1995     $16,260       $13,138     $12,108
     03/31/1995     $16,564       $13,773     $12,149
     04/30/1995     $17,143       $14,256     $12,189
     05/31/1995     $17,653       $14,381     $12,213
     06/30/1995     $17,908       $14,379     $12,237
     07/31/1995     $18,712       $15,102     $12,237
     08/31/1995     $18,595       $14,768     $12,270
     09/30/1995     $19,016       $15,201     $12,293
     10/31/1995     $18,409       $14,964     $12,333
     11/30/1995     $18,828       $15,487     $12,324
     12/31/1995     $19,074       $15,943     $12,316
     01/31/1996     $19,755       $16,233     $12,389
     02/29/1996     $19,821       $16,335     $12,429
     03/31/1996     $20,052       $16,610     $12,493
     04/30/1996     $20,503       $17,003     $12,541
     05/31/1996     $20,745       $17,021     $12,565
     06/30/1996     $20,767       $17,111     $12,573
     07/31/1996     $20,096       $16,509     $12,597
     08/31/1996     $20,613       $16,702     $12,621
     09/30/1996     $21,031       $17,359     $12,661
     10/31/1996     $21,374       $17,483     $12,701
     11/30/1996     $22,537       $18,466     $12,725
     12/31/1996     $22,994       $18,174     $12,725
     01/31/1997     $23,547       $18,395     $12,765
     02/28/1997     $23,735       $18,610     $12,803
     03/31/1997     $23,629       $18,246     $12,835
     04/30/1997     $24,159       $18,845     $12,851
     05/31/1997     $25,359       $20,012     $12,843
     06/30/1997     $26,371       $21,013     $12,858
     07/31/1997     $27,372       $21,984     $12,874
     08/31/1997     $26,442       $20,517     $12,898
     09/30/1997     $28,148       $21,634     $12,931
     10/31/1997     $26,308       $20,499     $12,963
     11/30/1997     $26,388       $20,865     $12,955
     12/31/1997     $26,715       $21,122     $12,940
     01/31/1998     $26,756       $21,715     $12,963
     02/28/1998     $28,229       $23,187     $12,989
     03/31/1998     $29,482       $24,170     $13,015
     04/30/1998     $29,634       $24,409     $13,038
     05/31/1998     $28,739       $24,107     $13,062
     06/30/1998     $27,913       $24,683     $13,077
     07/31/1998     $27,252       $24,646     $13,093
     08/31/1998     $23,107       $21,363     $13,109
     09/30/1998     $23,685       $21,745     $13,124
     10/31/1998     $25,702       $23,715     $13,156
     11/30/1998     $26,625       $25,129     $13,156
     12/31/1998     $26,052       $26,360     $13,148
     01/31/1999     $25,861       $26,941     $13,180
     02/28/1999     $25,670       $26,228     $13,193
     03/31/1999     $27,469       $27,324     $13,233
     04/30/1999     $30,874       $28,405     $13,330
     05/31/1999     $29,760       $27,371     $13,330
     06/30/1999     $31,145       $28,651     $13,330
     07/31/1999     $31,113       $28,569     $13,370
     08/31/1999     $31,129       $28,523     $13,402


The following line graph compares the performance of Templeton Growth Fund's Class C shares to that of the Morgan Stanley Capital International World Index, based on a $10,000 investment from 5/1/95 to 8/31/99.



                   Templeton     MSCI World      CPI
                  Growth Fund-      Index
                    Class C*
---------------------------------------------------------
     05/01/1995      $9,898        $10,000     $10,000
     05/31/1995     $10,187        $10,088     $10,020
     06/30/1995     $10,329        $10,086     $10,040
     07/31/1995     $10,788        $10,593     $10,040
     08/31/1995     $10,708        $10,359     $10,067
     09/30/1995     $10,941        $10,663     $10,086
     10/31/1995     $10,588        $10,497     $10,119
     11/30/1995     $10,818        $10,863     $10,112
     12/31/1995     $10,960        $11,183     $10,105
     01/31/1996     $11,340        $11,387     $10,164
     02/29/1996     $11,372        $11,458     $10,197
     03/31/1996     $11,493        $11,651     $10,250
     04/30/1996     $11,746        $11,927     $10,289
     05/31/1996     $11,873        $11,940     $10,309
     06/30/1996     $11,880        $12,002     $10,316
     07/31/1996     $11,493        $11,581     $10,335
     08/31/1996     $11,778        $11,716     $10,355
     09/30/1996     $12,006        $12,177     $10,388
     10/31/1996     $12,191        $12,264     $10,421
     11/30/1996     $12,847        $12,953     $10,441
     12/31/1996     $13,107        $12,748     $10,441
     01/31/1997     $13,412        $12,904     $10,473
     02/28/1997     $13,506        $13,054     $10,505
     03/31/1997     $13,439        $12,799     $10,531
     04/30/1997     $13,729        $13,219     $10,544
     05/31/1997     $14,405        $14,038     $10,537
     06/30/1997     $14,973        $14,739     $10,550
     07/31/1997     $15,527        $15,421     $10,563
     08/31/1997     $14,993        $14,392     $10,583
     09/30/1997     $15,947        $15,175     $10,609
     10/31/1997     $14,898        $14,379     $10,636
     11/30/1997     $14,928        $14,636     $10,629
     12/31/1997     $15,108        $14,816     $10,617
     01/31/1998     $15,124        $15,232     $10,636
     02/28/1998     $15,944        $16,265     $10,657
     03/31/1998     $16,637        $16,954     $10,678
     04/30/1998     $16,716        $17,122     $10,697
     05/31/1998     $16,196        $16,910     $10,717
     06/30/1998     $15,723        $17,314     $10,730
     07/31/1998     $15,337        $17,288     $10,742
     08/31/1998     $13,004        $14,985     $10,755
     09/30/1998     $13,319        $15,253     $10,768
     10/31/1998     $14,444        $16,635     $10,794
     11/30/1998     $14,952        $17,627     $10,794
     12/31/1998     $14,625        $18,491     $10,788
     01/31/1999     $14,507        $18,898     $10,814
     02/28/1999     $14,399        $18,398     $10,825
     03/31/1999     $15,388        $19,167     $10,858
     04/30/1999     $17,285        $19,925     $10,937
     05/31/1999     $16,650        $19,199     $10,937
     06/30/1999     $17,413        $20,098     $10,937
     07/31/1999     $17,394        $20,040     $10,969
     08/31/1999     $17,385        $20,007     $10,996





             Past performance is not predictive of future results.

14

PAGE



The following line graph compares the performance of Templeton Growth Fund's Advisor Class shares to that of the Morgan Stanley Capital International World Index, based on a $10,000 investment from 9/1/89 to 8/31/99.




                   Templeton     MSCI World      CPI
                  Growth Fund-
                 Advisor Class
---------------------------------------------------------
     09/01/1989     $10,000        $10,000     $10,000
     09/30/1989     $10,012        $10,284     $10,032
     10/31/1989      $9,603        $9,943      $10,081
     11/30/1989      $9,780        $10,341     $10,104
     12/31/1989     $10,140        $10,675     $10,119
     01/31/1990      $9,689        $10,179     $10,224
     02/28/1990      $9,689        $9,744      $10,272
     03/31/1990      $9,902        $9,157      $10,328
     04/30/1990      $9,593        $9,027      $10,345
     05/31/1990     $10,474        $9,979      $10,369
     06/30/1990     $10,532        $9,909      $10,425
     07/31/1990     $10,815        $10,001     $10,464
     08/31/1990      $9,799        $9,067      $10,560
     09/30/1990      $8,898        $8,113      $10,649
     10/31/1990      $8,772        $8,872      $10,713
     11/30/1990      $9,055        $8,728      $10,737
     12/31/1990      $9,221        $8,912      $10,737
     01/31/1991      $9,742        $9,240      $10,801
     02/28/1991     $10,467        $10,097     $10,817
     03/31/1991     $10,587        $9,801      $10,833
     04/30/1991     $10,756        $9,879      $10,849
     05/31/1991     $11,214        $10,104     $10,880
     06/30/1991     $10,650        $9,482      $10,914
     07/31/1991     $11,298        $9,932      $10,929
     08/31/1991     $11,354        $9,902      $10,961
     09/30/1991     $11,467        $10,163     $11,010
     10/31/1991     $11,638        $10,330     $11,026
     11/30/1991     $11,346        $9,881      $11,057
     12/31/1991     $12,110        $10,603     $11,066
     01/31/1992     $12,220        $10,408     $11,082
     02/29/1992     $12,456        $10,230     $11,122
     03/31/1992     $12,244        $9,750      $11,178
     04/30/1992     $12,589        $9,887      $11,194
     05/31/1992     $13,060        $10,282     $11,210
     06/30/1992     $12,809        $9,940      $11,250
     07/31/1992     $12,778        $9,967      $11,275
     08/31/1992     $12,409        $10,211     $11,306
     09/30/1992     $12,377        $10,119     $11,338
     10/31/1992     $12,207        $9,848      $11,378
     11/30/1992     $12,355        $10,025     $11,394
     12/31/1992     $12,621        $10,109     $11,387
     01/31/1993     $12,788        $10,144     $11,443
     02/28/1993     $13,068        $10,386     $11,483
     03/31/1993     $13,525        $10,991     $11,524
     04/30/1993     $13,797        $11,501     $11,555
     05/31/1993     $14,201        $11,769     $11,571
     06/30/1993     $14,139        $11,671     $11,587
     07/31/1993     $14,508        $11,914     $11,587
     08/31/1993     $15,324        $12,462     $11,619
     09/30/1993     $15,263        $12,234     $11,643
     10/31/1993     $15,966        $12,573     $11,692
     11/30/1993     $15,666        $11,864     $11,700
     12/31/1993     $16,747        $12,446     $11,699
     01/31/1994     $17,679        $13,270     $11,732
     02/28/1994     $17,232        $13,100     $11,773
     03/31/1994     $16,576        $12,537     $11,813
     04/30/1994     $16,862        $12,927     $11,829
     05/31/1994     $17,023        $12,962     $11,836
     06/30/1994     $16,643        $12,929     $11,876
     07/31/1994     $17,413        $13,177     $11,908
     08/31/1994     $18,012        $13,576     $11,957
     09/30/1994     $17,603        $13,222     $11,988
     10/31/1994     $17,766        $13,600     $11,997
     11/30/1994     $17,034        $13,013     $12,013
     12/31/1994     $16,884        $13,141     $12,013
     01/31/1995     $16,749        $12,946     $12,060
     02/28/1995     $17,249        $13,138     $12,108
     03/31/1995     $17,571        $13,773     $12,149
     04/30/1995     $18,185        $14,256     $12,189
     05/31/1995     $18,726        $14,381     $12,213
     06/30/1995     $18,996        $14,379     $12,237
     07/31/1995     $19,849        $15,102     $12,237
     08/31/1995     $19,725        $14,768     $12,270
     09/30/1995     $20,172        $15,201     $12,293
     10/31/1995     $19,527        $14,964     $12,333
     11/30/1995     $19,972        $15,487     $12,324
     12/31/1995     $20,233        $15,943     $12,316
     01/31/1996     $20,956        $16,233     $12,389
     02/29/1996     $21,026        $16,335     $12,429
     03/31/1996     $21,271        $16,610     $12,493
     04/30/1996     $21,749        $17,003     $12,541
     05/31/1996     $22,006        $17,021     $12,565
     06/30/1996     $22,029        $17,111     $12,573
     07/31/1996     $21,318        $16,509     $12,597
     08/31/1996     $21,866        $16,702     $12,621
     09/30/1996     $22,309        $17,359     $12,661
     10/31/1996     $22,673        $17,483     $12,701
     11/30/1996     $23,906        $18,466     $12,725
     12/31/1996     $24,391        $18,174     $12,725
     01/31/1997     $24,978        $18,395     $12,765
     02/28/1997     $25,178        $18,610     $12,803
     03/31/1997     $25,065        $18,246     $12,835
     04/30/1997     $25,627        $18,845     $12,851
     05/31/1997     $26,900        $20,012     $12,843
     06/30/1997     $27,986        $21,013     $12,858
     07/31/1997     $29,047        $21,984     $12,874
     08/31/1997     $28,074        $20,517     $12,898
     09/30/1997     $29,884        $21,634     $12,931
     10/31/1997     $27,957        $20,499     $12,963
     11/30/1997     $28,042        $20,865     $12,955
     12/31/1997     $28,397        $21,122     $12,940
     01/31/1998     $28,455        $21,715     $12,963
     02/28/1998     $30,022        $23,187     $12,989
     03/31/1998     $31,354        $24,170     $13,015
     04/30/1998     $31,529        $24,409     $13,038
     05/31/1998     $30,563        $24,107     $13,062
     06/30/1998     $29,700        $24,683     $13,077
     07/31/1998     $28,997        $24,646     $13,093
     08/31/1998     $24,591        $21,363     $13,109
     09/30/1998     $25,221        $21,745     $13,124
     10/31/1998     $26,776        $23,715     $13,156
     11/30/1998     $27,738        $25,129     $13,156
     12/31/1998     $27,157        $26,360     $13,148
     01/31/1999     $26,975        $26,941     $13,180
     02/28/1999     $26,776        $26,228     $13,193
     03/31/1999     $28,650        $27,324     $13,233
     04/30/1999     $32,214        $28,405     $13,330
     05/31/1999     $31,070        $27,371     $13,330
     06/30/1999     $32,513        $28,651     $13,330
     07/31/1999     $32,496        $28,569     $13,370
     08/31/1999     $33,529        $28,523     $13,402



AVERAGE ANNUAL TOTAL RETURN
8/31/99

ADVISOR CLASS***
----------------
1-Year                           35.16%
5-Year                           13.03%
10-Year                          12.75%
Since Inception (11/29/54)       14.70%


*Source: Standard and Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends.

**Source: Consumer Price Index, U.S. Bureau of Labor Statistics (8/31/99). The Consumer Price Index is a commonly used measure of inflation.

***On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


             Past performance is not predictive of future results.

                                                                              15

PAGE


TEMPLETON GROWTH FUND, INC.

CLASS A

If you had invested $10,000 in Templeton Growth Fund Class A at inception, it would have been worth more than $4,300,000 on August 31, 1999. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on November 29, 1954 (inception), with income dividends and capital gains reinvested as shown through August 31, 1999.*

This chart shows in a logarithmic format the growth of a $10,000 investment in Templeton Growth Fund's Class A shares from 11/29/54 to 8/31/99.

TEMPLETON GROWTH FUND, INC.
CLASS - A



                         Principal +     Principal +     Total Value      Principal    Income         Cap Gains
                         Dividends       Cap Gains

       11/29/1954          $9,425          $9,425           $9,425       $9,425             $0               $0
       12/31/1954          $9,576          $9,576           $9,576       $9,576             $0               $0
       12/30/1955         $10,250         $10,250          $10,250      $10,250             $0               $0
       12/31/1956         $10,726         $10,726          $10,726      $10,726             $0               $0
       12/31/1957          $8,911          $8,911           $8,911       $8,911             $0               $0
       12/31/1958         $13,261         $13,261          $13,261      $13,261             $0               $0
       12/31/1959         $15,118         $15,118          $15,118      $15,118             $0               $0
       12/30/1960         $17,210         $17,210          $17,210      $17,210             $0               $0
       12/29/1961         $20,358         $20,358          $20,358      $20,358             $0               $0
       12/31/1962         $17,606         $17,606          $17,606      $17,606             $0               $0
       12/31/1963         $18,511         $18,511          $18,511      $18,511             $0               $0
       12/31/1964         $23,802         $23,506          $23,802      $23,506           $296               $0
       12/31/1965         $29,073         $28,313          $29,073      $28,313           $760               $0
       12/30/1966         $27,532         $26,484          $27,532      $26,484         $1,048               $0
       12/29/1967         $31,314         $29,632          $31,314      $29,632         $1,682               $0
       12/31/1968         $43,140         $40,283          $43,140      $40,283         $2,857               $0
       12/31/1969         $51,622         $47,446          $51,622      $47,446         $4,176               $0
       12/31/1970         $48,298         $43,676          $48,298      $43,676         $4,622               $0
       12/31/1971         $57,875         $52,568          $58,888      $51,555         $6,320           $1,013
       12/29/1972         $95,625         $87,991          $99,262      $84,354        $11,271           $3,637
       12/31/1973         $78,886         $79,614          $89,415      $69,085         $9,801          $10,529
       12/31/1974         $68,188         $69,154          $78,623      $58,719         $9,469          $10,435
       12/31/1975         $93,732         $93,528         $108,183      $79,077        $14,655          $14,451
       12/31/1976        $136,291        $135,840         $158,747     $113,384        $22,907          $22,456
       12/30/1977        $155,058        $162,988         $191,091     $126,955        $28,103          $36,033
       12/29/1978        $184,488        $192,793         $227,799     $149,482        $35,006          $43,311
       12/31/1979        $231,142        $241,865         $288,936     $184,071        $47,071          $57,794
       12/31/1980        $275,936        $302,407         $363,734     $214,609        $61,327          $87,798
       12/31/1981        $276,915        $296,033         $362,862     $210,086        $66,829          $85,947
       12/31/1982        $293,516        $322,039         $402,077     $213,478        $80,038         $108,561
       12/30/1983        $392,896        $419,717         $534,385     $278,228       $114,668         $141,489
       12/31/1984        $391,770        $423,667         $545,974     $269,463       $122,307         $154,204
       12/31/1985        $482,618        $536,261         $697,673     $321,206       $161,412         $215,055
       12/31/1986        $572,151        $637,582         $845,831     $363,902       $208,249         $273,680
       12/31/1987        $550,763        $653,004         $872,099     $331,668       $219,095         $321,336
       12/30/1988        $682,364        $784,305       $1,077,885     $388,784       $293,580         $395,521
       12/29/1989        $831,578        $935,100       $1,321,060     $445,618       $385,960         $489,482
       12/31/1990        $737,439        $834,403       $1,201,437     $370,405       $367,034         $463,998
       12/31/1991        $912,476      $1,101,649       $1,577,839     $436,286       $476,190         $665,363
       12/31/1992        $889,019      $1,161,911       $1,644,333     $406,597       $482,422         $755,314
       12/31/1993      $1,121,883      $1,558,304       $2,181,978     $498,209       $623,674       $1,060,095
       12/30/1994      $1,068,973      $1,589,759       $2,199,826     $458,906       $610,067       $1,130,853
       12/29/1995      $1,203,902      $1,922,768       $2,636,095     $490,575       $713,327       $1,432,193
       12/31/1996      $1,434,285      $2,296,080       $3,177,868     $552,497       $881,788       $1,743,583
       12/31/1997      $1,510,347      $2,730,272       $3,692,079     $548,540       $961,807       $2,181,732
       12/31/1998      $1,354,973      $2,708,431       $3,600,538     $462,866       $892,107       $2,245,565
       08/31/1999      $1,619,017      $3,236,222       $4,302,173     $553,066     $1,065,951       $2,683,156


* Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class A shares implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class A shares of the Fund. The Fund offers other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.


             Past performance is not predictive of future results.

16

PAGE

TEMPLETON GROWTH FUND, INC.
Financial Highlights

                                                                                    CLASS A
                                                     ---------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                     ---------------------------------------------------------------------
                                                        1999+          1998           1997           1996          1995
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year...............         $16.78         $22.47         $18.75        $18.96        $18.95
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income...........................            .46            .50            .54           .50           .39
 Net realized and unrealized gains (losses)......           4.76          (2.76)          4.48          1.34          1.20
                                                     ---------------------------------------------------------------------
Total from investment operations.................           5.22          (2.26)          5.02          1.84          1.59
                                                     ---------------------------------------------------------------------
Less distributions from:
 Net investment income...........................           (.41)          (.55)          (.49)         (.44)         (.29)
 Net realized gains..............................          (2.03)         (2.88)          (.81)        (1.61)        (1.29)
                                                     ---------------------------------------------------------------------
Total distributions..............................          (2.44)         (3.43)         (1.30)        (2.05)        (1.58)
                                                     ---------------------------------------------------------------------
Net asset value, end of year.....................         $19.56         $16.78         $22.47        $18.75        $18.96
                                                     =====================================================================
Total Return*....................................         34.72%       (12.61)%         28.28%        10.85%         9.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)..................    $13,368,945    $11,116,564    $12,129,283    $8,450,737    $6,964,298
Ratios to average net assets:
 Expenses........................................          1.12%          1.08%          1.08%         1.09%         1.12%
 Net investment income...........................          2.60%          2.53%          2.81%         2.87%         2.40%
Portfolio turnover rate..........................         32.01%         48.23%         41.81%        19.63%        35.21%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding.
                                                                              17

PAGE

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                    CLASS B
                                                                ----------------
                                                                  PERIOD ENDED
                                                                AUGUST 31, 1999+
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................         $16.37
                                                                    -------
Income from investment operations:
 Net investment income......................................            .24
 Net realized and unrealized gains..........................           2.85
                                                                ----------------
Total from investment operations............................           3.09
                                                                ----------------
Net asset value, end of period..............................         $19.46
                                                                ================
Total Return*...............................................         18.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $27,573
Ratios to average net assets:
 Expenses...................................................          1.88%**
 Net investment income......................................          1.91%**
Portfolio turnover rate.....................................         32.01%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999. Based on average weighted shares outstanding.
 18

PAGE

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                                        CLASS C
                                                               ---------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                               ---------------------------------------------------------
                                                                 1999++        1998        1997        1996       1995+
                                                                 ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................        $16.49      $22.18      $18.57      $18.90     $17.48
                                                               ---------------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .32         .38         .42         .49        .04
 Net realized and unrealized gains (losses)................          4.68       (2.77)       4.39        1.19       1.38
                                                               ---------------------------------------------------------
Total from investment operations...........................          5.00       (2.39)       4.81        1.68       1.42
                                                               ---------------------------------------------------------
Less distributions from:
 Net investment income.....................................          (.31)       (.42)       (.39)       (.40)        --
 Net realized gains........................................         (2.03)      (2.88)       (.81)      (1.61)        --
                                                               ---------------------------------------------------------
Total distributions........................................         (2.34)      (3.30)      (1.20)      (2.01)        --
                                                               ---------------------------------------------------------
Net asset value, end of year...............................        $19.15      $16.49      $22.18      $18.57     $18.90
                                                               =========================================================
Total Return*..............................................        33.77%    (13.32)%      27.30%       9.99%      8.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $1,021,159    $872,219    $755,184    $280,087    $42,548
Ratios to average net assets:
 Expenses..................................................         1.86%       1.83%       1.84%       1.87%      1.86%**
 Net investment income.....................................         1.84%       1.79%       2.14%       2.25%      1.61%**
Portfolio turnover rate....................................        32.01%      48.23%      41.81%      19.63%     35.21%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
++Based on average weighted shares outstanding.
                                                                              19

PAGE

TEMPLETON GROWTH FUND, INC.
Financial Highlights (continued)

                                                                            ADVISOR CLASS
                                                                -------------------------------------
                                                                        YEAR ENDED AUGUST 31,
                                                                -------------------------------------
                                                                1999++          1998          1997+
                                                                -----------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $16.80         $22.49         $19.37
                                                                -------------------------------------
Income from investment operations:
 Net investment income......................................        .51            .56            .37
 Net realized and unrealized gains (losses).................       4.77          (2.78)          2.75
                                                                -------------------------------------
Total from investment operations............................       5.28          (2.22)          3.12
                                                                -------------------------------------
Less distributions from:
 Net investment income......................................       (.44)          (.59)            --
 Net realized gains.........................................      (2.03)         (2.88)            --
                                                                -------------------------------------
Total distributions.........................................      (2.47)         (3.47)            --
                                                                -------------------------------------
Net asset value, end of year................................     $19.61         $16.80         $22.49
                                                                =====================================
Total Return*...............................................     35.16%       (12.41)%         16.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $50,751        $36,301        $29,531
Ratios to average net assets:
 Expenses...................................................       .87%           .83%           .83%**
 Net investment income......................................      2.85%          2.81%          3.68%**
Portfolio turnover rate.....................................     32.01%         48.23%         41.81%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997. ++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 20

PAGE

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999

                                                                   COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 86.4%
AEROSPACE & MILITARY TECHNOLOGY 3.4%
Boeing Co. .................................................    United States         4,684,700     $   212,275,469
Lockheed Martin Corp. ......................................    United States           903,600          33,433,200
Raytheon Co., A.............................................    United States         2,147,015         144,118,382
Rolls-Royce PLC.............................................    United Kingdom       24,575,804          97,704,934
                                                                                                    ---------------
                                                                                                        487,531,985
                                                                                                    ---------------
APPLIANCES & HOUSEHOLD DURABLES 2.2%
Sony Corp. .................................................        Japan             2,356,700         304,783,674
Toro Co. ...................................................    United States           550,000          20,212,500
                                                                                                    ---------------
                                                                                                        324,996,174
                                                                                                    ---------------
AUTOMOBILES 5.1%
Autoliv Inc., SDR...........................................        Sweden              205,752           7,174,788
Bayerische Motorenwerke AG BMW..............................       Germany            4,160,000         128,523,897
Delphi Automotive Systems Corp. ............................    United States         1,750,400          32,820,000
Ford Motor Co. .............................................    United States         3,016,600         157,240,275
*General Motors Corp. ......................................    United States         2,804,400         185,440,950
Regie Nationale des Usines Renault SA.......................        France            1,500,000          80,802,746
Volkswagen AG...............................................       Germany              168,350          10,144,566
Volvo AB, B.................................................        Sweden            4,785,300         133,842,390
                                                                                                    ---------------
                                                                                                        735,989,612
                                                                                                    ---------------
BANKING 4.0%
Australia & New Zealand Banking Group Ltd. .................      Australia          14,009,105          90,954,883
Banco Popular Espanol SA, Reg D.............................        Spain               255,500          18,715,527
Guoco Group Ltd. ...........................................      Hong Kong          19,237,000          57,102,934
HSBC Holdings PLC...........................................      Hong Kong          18,714,423         231,967,601
National Australia Bank Ltd. ...............................      Australia          10,723,122         161,855,609
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil              773,440          13,535,200
                                                                                                    ---------------
                                                                                                        574,131,754
                                                                                                    ---------------
BROADCASTING & PUBLISHING .2%
South China Morning Post Holdings, Ltd. ....................      Hong Kong          30,911,000          19,605,117
South China Morning Post Holdings, Ltd., 144A...............      Hong Kong           8,976,000           5,692,974
                                                                                                    ---------------
                                                                                                         25,298,091
                                                                                                    ---------------
BUILDING MATERIALS & COMPONENTS 1.4%
Caradon PLC.................................................    United Kingdom        5,154,667          14,380,452
Cemex SA....................................................        Mexico            5,179,350          22,862,255
Cemex SA, B.................................................        Mexico            4,694,000          20,819,959
+Hepworth PLC...............................................    United Kingdom       16,767,410          61,471,426
+Owens Corning..............................................    United States         2,893,300          81,374,063
                                                                                                    ---------------
                                                                                                        200,908,155
                                                                                                    ---------------

                                                                              21

PAGE
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUSINESS & PUBLIC SERVICES .5%
*Humana Inc. ...............................................    United States         7,848,200     $    71,124,312
                                                                                                    ---------------
CHEMICALS 4.4%
Akzo Nobel NV...............................................     Netherlands          2,950,000         137,256,403
BASF AG.....................................................       Germany            2,671,000         119,338,051
Cookson Group PLC...........................................    United Kingdom       24,025,284          89,238,646
DSM NV, Br. ................................................     Netherlands          1,273,290         149,755,312
Eastman Chemical Co. .......................................    United States         1,100,000          51,081,250
Great Lakes Chemical Corp. .................................    United States           364,200          15,000,488
Lyondell Chemical Co. ......................................    United States         5,068,600          73,811,488
                                                                                                    ---------------
                                                                                                        635,481,638
                                                                                                    ---------------
CONSTRUCTION & HOUSING
Hollandsche Beton Groep NV..................................     Netherlands            544,171           6,437,513
                                                                                                    ---------------
ELECTRICAL & ELECTRONICS 6.8%
*ABB Ltd. ..................................................        Sweden            2,074,782         212,527,615
Alcatel SA..................................................        France              900,000         137,839,979
Fuji Photo Film Co. Ltd. ...................................        Japan             4,000,000         145,925,487
General Electric Co. PLC....................................    United Kingdom       15,500,000         155,271,663
Hitachi Ltd. ...............................................        Japan             1,903,000          19,282,530
Koninklijke Philips Electronics NV..........................     Netherlands          2,159,174         222,474,132
Motorola Inc. ..............................................    United States         1,067,600          98,486,100
                                                                                                    ---------------
                                                                                                        991,807,506
                                                                                                    ---------------
ELECTRONIC COMPONENTS & INSTRUMENTS .7%
Hewlett Packard Co. ........................................    United States         1,000,000         105,375,000
                                                                                                    ---------------
ENERGY SOURCES 6.2%
Amerada Hess Corp. .........................................    United States         1,423,300          88,333,556
*Barrett Resources Corp. ...................................    United States         1,100,000          39,668,750
Burlington Resources Inc. ..................................    United States         2,000,000          83,625,000
Fortum OJY..................................................       Finland            1,219,700           6,222,499
Norsk Hydro ASA.............................................        Norway            3,724,747         155,207,680
Occidental Petroleum Corp. .................................    United States         3,000,000          65,062,500
Perez Companc SA, B.........................................      Argentina             769,253           4,477,500
*Ranger Oil Ltd. ...........................................        Canada            2,810,900          13,000,412
*Renaissance Energy Ltd. ...................................        Canada            5,250,000          80,920,788
Shell Transport & Trading Co. PLC...........................    United Kingdom       19,784,000         157,626,859
Societe Elf Aquitaine SA, Br. ..............................        France              930,000         163,063,111
Valero Energy Corp. ........................................    United States         1,637,800          34,803,250
                                                                                                    ---------------
                                                                                                        892,011,905
                                                                                                    ---------------

 22

PAGE
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES .9%
Lend Lease Corp. Ltd. ......................................      Australia           2,355,172     $    28,724,428
Merrill Lynch & Co. Inc. ...................................    United States           680,300          50,767,387
Nomura Securities Co. Ltd. .................................        Japan             4,000,000          58,552,601
                                                                                                    ---------------
                                                                                                        138,044,416
                                                                                                    ---------------
FOOD & HOUSEHOLD PRODUCTS 1.8%
Archer-Daniels Midland Co. .................................    United States         9,694,434         126,027,636
Northern Foods PLC..........................................    United Kingdom       10,687,600          22,598,437
Panamerican Beverages Inc., A...............................        Mexico            1,261,100          23,724,444
Tate & Lyle PLC.............................................    United Kingdom       13,600,000          86,925,761
                                                                                                    ---------------
                                                                                                        259,276,278
                                                                                                    ---------------
FOREST PRODUCTS & PAPER 5.9%
Aracruz Celulose SA, ADR....................................        Brazil            2,338,900          46,339,456
Assidoman AB................................................        Sweden            1,198,100          23,138,025
Bowater Inc. ...............................................    United States         2,454,800         131,638,650
Carter Holt Harvey Ltd. ....................................     New Zealand         21,502,738          25,457,684
Champion International Corp. ...............................    United States         1,000,000          55,000,000
Fletcher Challenge Paper Ltd. ..............................     New Zealand          9,544,516           6,908,306
International Paper Co. ....................................    United States         1,600,000          75,300,000
Metsa-Serla OY, B...........................................       Finland            2,611,000          24,710,388
Mo Och Domsjoe AB (MODO), B.................................        Sweden            2,950,000          90,010,897
Norske Skogindustrier ASA, A................................        Norway              994,000          41,545,970
St. Joe Co. ................................................    United States         1,036,700          24,232,862
*Stora Enso OYJ, A..........................................       Finland               98,700           1,344,843
*Stora Enso OYJ, A, fgn. ...................................       Finland              718,823           8,351,785
*Stora Enso OYJ, R..........................................       Finland            4,973,575          66,191,756
*Stora Enso OYJ, R, fgn. ...................................       Finland            4,361,145          62,186,910
UPM-Kymmene Corp. ..........................................       Finland            4,801,840         166,105,371
                                                                                                    ---------------
                                                                                                        848,462,903
                                                                                                    ---------------
HEALTH & PERSONAL CARE .5%
Merck KGAA..................................................       Germany                2,500              86,084
Rhone-Poulenc SA............................................        France            1,450,000          70,329,020
                                                                                                    ---------------
                                                                                                         70,415,104
                                                                                                    ---------------
INDUSTRIAL COMPONENTS 2.5%
Goodyear Tire & Rubber Co. .................................    United States         1,722,600          96,680,925
Michelin SA, B..............................................        France            1,800,000          77,969,897
Sandvik AB, A...............................................        Sweden              150,100           4,089,175
Sandvik AB, B...............................................        Sweden            3,656,000         100,264,439
SKF AB, A...................................................        Sweden            1,002,995          21,373,910
SKF AB, B...................................................        Sweden            2,480,374          56,460,868
                                                                                                    ---------------
                                                                                                        356,839,214
                                                                                                    ---------------

                                                                              23

PAGE
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE 2.1%
Ace Ltd. ...................................................       Bermuda            2,000,000     $    42,875,000
Allstate Corp. .............................................    United States           700,000          22,968,750
American General Corp. .....................................    United States         1,100,000          78,100,000
Partnerre Ltd. .............................................       Bermuda              739,400          27,172,950
+Berkley W R Corp. .........................................    United States         1,680,650          38,234,787
Torchmark Corp. ............................................    United States         1,800,000          51,300,000
XL Capital Ltd., A..........................................       Bermuda            1,000,000          50,312,500
                                                                                                    ---------------
                                                                                                        310,963,987
                                                                                                    ---------------
LEISURE & TOURISM .5%
Rank Group PLC..............................................    United Kingdom        3,775,959          15,694,962
Shangri-La Asia Ltd. .......................................      Hong Kong          48,233,000          54,660,940
                                                                                                    ---------------
                                                                                                         70,355,902
                                                                                                    ---------------
MACHINERY & ENGINEERING 1.6%
+Agco Corp. ................................................    United States         4,739,500          48,876,094
Invensys PLC................................................    United Kingdom       20,067,655         102,772,879
METSO OYJ...................................................       Finland            2,000,000          25,349,881
New Holland NV..............................................     Netherlands          1,600,000          24,800,000
Vickers Group PLC...........................................    United Kingdom        8,396,987          23,898,421
                                                                                                    ---------------
                                                                                                        225,697,275
                                                                                                    ---------------
MERCHANDISING 5.3%
Albertson's Inc. ...........................................    United States         2,871,288         137,642,368
Dairy Farm International Holdings Ltd., fgn. ...............      Hong Kong          36,629,531          36,446,383
Gucci Group NV, Reg D.......................................     Netherlands          1,291,400         108,154,750
JC Penney Co. Inc. .........................................    United States         2,700,000          97,875,000
Marks & Spencer PLC.........................................    United Kingdom       14,000,000          93,196,765
Safeway PLC.................................................    United Kingdom       26,432,027         109,866,041
Sears Roebuck & Co. ........................................    United States         2,600,000          97,500,000
Somerfield PLC..............................................    United Kingdom        8,547,000          31,884,099
W.H. Smith Group PLC........................................    United Kingdom        5,963,290          55,278,685
                                                                                                    ---------------
                                                                                                        767,844,091
                                                                                                    ---------------
METALS & MINING 5.1%
AK Steel Holding Corp. .....................................    United States         1,629,900          34,227,900
Alcan Aluminum Ltd. ........................................        Canada            3,483,533         114,623,690
Alcan Aluminum Ltd., fgn. ..................................        Canada              528,900          17,387,587
Anglo American Platinum Corp. Ltd. .........................     South Africa         3,000,000          68,267,017
Billiton PLC................................................    United Kingdom       19,141,800          77,871,001
British Steel PLC...........................................    United Kingdom       63,665,600         167,120,792
Companhia Siderurgica Nacional CSN, ADR.....................        Brazil            1,177,905          29,300,387
Cyprus Amax Minerals Co. ...................................    United States         2,066,800          35,006,425
Grupo Mexico SA de CV, B....................................        Mexico            5,009,300          21,657,652

 24

PAGE
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING (CONT.)
Industrias Penoles SA.......................................        Mexico            3,223,400     $     8,471,778
Pohang Iron & Steel Co. Ltd. ...............................     South Korea          1,093,160         149,480,819
+Titanium Metals............................................    United States         2,222,000          19,025,875
                                                                                                    ---------------
                                                                                                        742,440,923
                                                                                                    ---------------
MISC MATERIALS & COMMODITIES 1.1%
+Agrium Inc. ...............................................        Canada            6,182,100          62,593,762
De Beers/Centenary Linked Units, ADR........................     South Africa         2,950,000          80,203,125
De Beers/Centenary Linked Units, Reg........................     South Africa           870,850          23,768,678
                                                                                                    ---------------
                                                                                                        166,565,565
                                                                                                    ---------------
MULTI-INDUSTRY 6.1%
Alfa SA de CV, A............................................        Mexico            4,791,600          18,136,454
Amoy Properties Ltd. .......................................      Hong Kong          49,166,000          48,436,914
Broken Hill Proprietary Co. Ltd. ...........................      Australia           9,287,048          99,705,483
Cheung Kong Holdings Ltd. ..................................      Hong Kong          18,115,400         157,471,459
DESC SA de CV DESC, B.......................................        Mexico           10,295,000           9,549,685
Elementis PLC...............................................    United Kingdom       20,177,882          37,960,673
First Pacific Co. Ltd. .....................................      Hong Kong          16,284,572          12,582,813
Hutchison Whampoa Ltd. .....................................      Hong Kong           8,000,000          78,040,991
Inchcape PLC................................................    United Kingdom        3,833,333          23,884,751
Jardine Matheson Holdings Ltd., fgn. .......................      Hong Kong          10,087,768          48,219,531
Jardine Strategic Holdings Ltd., fgn. ......................      Hong Kong          14,245,732          32,765,184
Metra OY, B.................................................       Finland              284,280           5,104,579
Pacific Dunlop Ltd. ........................................      Australia          14,099,277          20,931,204
Pilkington PLC..............................................    United Kingdom       40,000,000          69,463,427
Swire Pacific Ltd., A.......................................      Hong Kong          33,386,500         172,411,177
Swire Pacific Ltd., B.......................................      Hong Kong          24,383,300          18,997,568
Wheelock and Company Ltd. ..................................      Hong Kong          20,338,809          26,454,347
                                                                                                    ---------------
                                                                                                        880,116,240
                                                                                                    ---------------
REAL ESTATE 1.0%
Hang Lung Development Co. Ltd. .............................      Hong Kong          21,291,000          24,539,700
New World Development Co. Ltd. .............................      Hong Kong          16,276,244          39,196,379
Rouse Co. ..................................................    United States         2,782,500          63,301,875
Wereldhave NV...............................................     Netherlands            313,594          15,418,855
                                                                                                    ---------------
                                                                                                        142,456,809
                                                                                                    ---------------
TELECOMMUNICATIONS 5.7%
Cable & Wireless HKT Ltd. ..................................      Hong Kong          33,834,748          76,905,572
General Motors Corp., H.....................................    United States         1,491,000          76,786,500
Nippon Telegraph & Telephone Corp. .........................        Japan                13,500         151,443,294
SK Telecom Co. Ltd., ADR....................................     South Korea          7,815,979          88,418,262
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong          16,023,500          53,445,027
Telecom Argentina Stet-France SA (Teco), B, ADR.............      Argentina           2,974,700          84,035,275
Telefonica de Argentina SA, B, ADR..........................      Argentina           1,960,080          58,312,380

                                                                              25

PAGE
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Telefonica del Peru SA, B...................................         Peru             8,459,874     $    11,459,989
Telefonica del Peru SA, B, ADR..............................         Peru             1,083,200          14,826,300
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico            2,900,000         215,687,500
                                                                                                    ---------------
                                                                                                        831,320,099
                                                                                                    ---------------
TEXTILES & APPAREL .6%
Adidas-Salomon AG...........................................       Germany              950,000          88,051,228
                                                                                                    ---------------
TRANSPORTATION 3.3%
+Airborne Freight Corp. ....................................    United States         3,200,000          80,600,000
British Airways PLC.........................................    United Kingdom       15,650,000         102,544,982
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom        5,023,230          80,932,554
Singapore Airlines Ltd., fgn. ..............................      Singapore          20,868,300         195,760,340
Stolt-Nielsen SA............................................        Norway              463,500           7,010,437
Stolt Nielsen SA, B, ADR....................................        Norway              331,800           5,889,450
                                                                                                    ---------------
                                                                                                        472,737,763
                                                                                                    ---------------
UTILITIES ELECTRICAL & GAS 7.5%
CLP Holdings Ltd. ..........................................      Hong Kong          18,639,900          88,336,775
Electrabel SA...............................................       Belgium              130,852          43,716,385
Entergy Corp. ..............................................    United States         3,600,000         107,325,000
Gener SA, ADR...............................................        Chile             1,467,200          26,868,100
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong          41,999,600         138,193,052
Iberdrola SA, Br. ..........................................        Spain             8,700,000         124,974,914
Illinova Corp. .............................................    United States         2,900,000          92,437,500
Korea Electric Power Corp. .................................     South Korea          1,811,260          67,509,903
National Grid Group PLC.....................................    United Kingdom        2,066,100          13,720,624
National Power PLC..........................................    United Kingdom        6,800,000          48,410,542
Potomac Electric Power Co. .................................    United States         5,187,734         137,474,951
Powergen PLC................................................    United Kingdom        6,000,000          60,201,637
Thames Water Group PLC......................................    United Kingdom        3,826,785          55,071,836
Transportadora de Gas del Sur SA, B, Reg S, ADR.............      Argentina           1,400,000          10,675,000
Veba AG.....................................................       Germany            1,100,000          69,305,519
                                                                                                    ---------------
                                                                                                      1,084,221,738
                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $11,039,515,132)..................                                         12,506,903,180
                                                                                                    ---------------
PREFERRED STOCKS 2.5%
Ballast Nedam NV, ctf., cvt., pfd. .........................     Netherlands             20,851             546,189
Banco Bradesco SA BBD, Reg D, pfd. .........................        Brazil        2,330,355,953           9,214,727
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil            1,350,400          29,930,822
Cia Vale do Rio Doce, A, pfd. ..............................        Brazil              949,560          21,046,439
Embratel Participacoes SA, ADR, pfd. .......................        Brazil            2,654,000          28,364,625
Petroleo Brasileiro SA (Petrobras), Reg D, pfd. ............        Brazil          350,000,000          46,800,208
Tele Sudeste Celular Participacoes SA, ADR, pfd. ...........        Brazil              205,000           4,804,687
Telecomunicacoes Brasileiras SA (Telebras), unit, pfd. .....        Brazil          875,600,000          65,282,768
Telecomunicacoes de Minas Gerais SA, Telemig, B, pfd. ......        Brazil           38,363,000             938,117

 26

PAGE
TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
*Telecomunicacoes de Minas Gerais SA, Telemig, C, pfd. .....        Brazil           38,363,000     $       305,387
Telecomunicacoes de Sao Paulo SA (Telesp), Reg D, pfd. .....        Brazil          220,000,000          19,284,912
Telesp Participacoes SA, ADR, pfd. .........................        Brazil            2,025,000          33,032,812
Volkswagen AG, pfd. ........................................       Germany            2,965,960         103,695,037
                                                                                                    ---------------
TOTAL PREFERRED STOCKS (COST $524,542,303)..................                                            363,246,730
                                                                                                    ---------------
                                                                                    PRINCIPAL
                                                                                    AMOUNT**
                                                                                    --------
BONDS 3.5%
U.S. Treasury Bonds:
  7.875%, 2/15/21...........................................    United States     $ 128,500,000         148,979,687
  6.25%, 8/15/23............................................    United States       155,303,000         152,294,004
  3.625%, 4/15/28...........................................    United States        15,413,700          14,404,695
  3.875%, 4/15/29...........................................    United States        15,165,150          14,798,445
U.S. Treasury Notes:
  6.00%, 10/15/99...........................................    United States       108,000,000         108,236,304
  3.625%, 7/15/02...........................................    United States        15,566,700          15,426,570
  3.375%, 1/15/07...........................................    United States        15,734,700          15,060,945
  3.625%, 1/15/08...........................................    United States        15,431,700          14,976,570
  3.875%, 1/15/09...........................................    United States        15,201,500          15,004,695
                                                                                                    ---------------
TOTAL BONDS (COST $490,797,960).............................                                            499,181,915
                                                                                                    ---------------
SHORT TERM INVESTMENTS (COST $1,093,916,462) 7.6%
U.S. Treasury Bills, 4.36% to 4.91%, with maturities to
  2/03/00...................................................    United States     1,106,933,000       1,093,966,642
                                                                                                    ---------------
TOTAL INVESTMENTS (COST $13,148,771,857) 100.0%.............                                         14,463,298,467
OTHER ASSETS, LESS LIABILITIES..............................                                              5,129,452
                                                                                                    ---------------
TOTAL NET ASSETS 100.0%.....................................                                        $14,468,427,919
                                                                                                    ===============

*Non-income producing.
**Securities denominated in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at August 31, 1999, were $392,176,007.
                       See Notes to Financial Statements.
                                                                              27

PAGE

TEMPLETON GROWTH FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

Assets:
 Investments in securities, at value (cost
  $13,148,771,857)..........................................    $14,463,298,467
 Cash.......................................................            207,220
 Receivables:
  Investment securities sold................................         89,544,555
  Capital shares sold.......................................         26,305,558
  Dividends and interest....................................         32,551,007
                                                                ---------------
      Total assets..........................................     14,611,906,807
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased...........................        110,453,166
  Capital shares redeemed...................................         16,997,882
  To affiliates.............................................         13,722,023
 Accrued expenses...........................................          2,305,817
                                                                ---------------
      Total liabilities.....................................        143,478,888
                                                                ---------------
Net assets, at value........................................    $14,468,427,919
                                                                ===============
Net assets consist of:
 Undistributed net investment income........................    $   329,302,184
 Net unrealized appreciation................................      1,314,526,610
 Accumulated net realized gain..............................        442,071,013
 Capital shares.............................................     12,382,528,112
                                                                ---------------
Net assets, at value........................................    $14,468,427,919
                                                                ===============
CLASS A:
 Net asset value per share ($13,368,945,034 / 683,551,488
   shares outstanding)......................................             $19.56
                                                                ===============
 Maximum offering price per share ($19.56 / 94.25%).........             $20.75
                                                                ===============
CLASS B:
 Net asset value and maximum offering price per share
  ($27,573,127 / 1,417,089 shares outstanding)*.............             $19.46
                                                                ===============
CLASS C:
 Net asset value per share ($1,021,158,688 / 53,327,502
  shares outstanding)*......................................             $19.15
                                                                ===============
 Maximum offering price per share ($19.15 / 99.00%).........             $19.34
                                                                ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($50,751,070 / 2,588,034 shares outstanding)..............             $19.61
                                                                ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 28

PAGE

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

Investment Income:
 (net of foreign taxes of $27,719,194)
 Dividends..................................................    $421,700,407
 Interest...................................................      84,549,543
                                                                ------------
      Total investment income...............................                    $  506,249,950
Expenses:
 Management fees (Note 3)...................................      82,894,582
 Administrative fees (Note 3)...............................      10,796,198
 Distribution fees (Note 3)
  Class A...................................................      31,642,650
  Class B...................................................          70,013
  Class C...................................................       9,507,388
 Transfer agent fees (Note 3)...............................      18,188,000
 Custodian fees.............................................       3,810,000
 Reports to shareholders....................................       1,568,200
 Registration and filing fees...............................         216,000
 Professional fees..........................................         183,800
 Directors' fees and expenses...............................         174,700
 Other......................................................          47,390
                                                                ------------
      Total expenses........................................                       159,098,921
                                                                                --------------
            Net investment income...........................                       347,151,029
                                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     446,770,314
  Foreign currency transactions.............................      (5,618,368)
                                                                ------------
      Net realized gain.....................................                       441,151,946
      Net unrealized appreciation on investments............                     3,187,700,802
                                                                                --------------
Net realized and unrealized gain............................                     3,628,852,748
                                                                                --------------
Net increase in net assets resulting from operations........                    $3,976,003,777
                                                                                ==============

                       See Notes to Financial Statements.
                                                                              29

PAGE

TEMPLETON GROWTH FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                                                                     1999                  1998
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   347,151,029       $   352,041,372
  Net realized gain from investments and foreign currency
   transactions.............................................        441,151,946         1,794,895,388
  Net unrealized appreciation (depreciation) on
   investments..............................................      3,187,700,802        (3,948,921,534)
                                                                -------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      3,976,003,777        (1,801,984,774)
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................       (266,948,419)         (309,635,887)
   Class C..................................................        (16,090,109)          (16,109,670)
   Advisor Class............................................           (974,268)             (846,245)
  Net realized gains:
   Class A..................................................     (1,337,678,480)       (1,624,126,003)
   Class C..................................................       (105,487,917)         (109,111,611)
   Advisor Class............................................         (4,508,052)           (4,067,274)
 Capital share transactions (Note 2):
   Class A..................................................        165,182,221         2,570,690,896
   Class B..................................................         26,627,554                    --
   Class C..................................................            269,118           389,245,855
   Advisor Class............................................          6,948,870            17,030,051
                                                                -------------------------------------
    Net increase (decrease) in net assets...................      2,443,344,295          (888,914,662)

Net assets:
 Beginning of year..........................................     12,025,083,624        12,913,998,286
                                                                -------------------------------------
 End of year................................................    $14,468,427,919       $12,025,083,624
                                                                =====================================
Undistributed net investment income included in net assets:
 End of year................................................    $   329,302,184       $   268,936,336
                                                                =====================================

                       See Notes to Financial Statements.
 30

PAGE

TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              31

PAGE
TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C respectively, and a fourth class of shares, Class B, was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At August 31, 1999, there were 1.8 billion shares authorized ($0.01 par value) of which 1.2 billion, 100 million, 400 million and 100 million were designated Class A shares, Class B shares, Class C shares and Advisor Class shares, respectively. Transactions in the Fund's shares were as follows:

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 1999                                    1998
                                                       ---------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS A SHARES:
Shares sold.......................................   240,450,684    $ 4,294,680,279          162,377,765    $ 3,342,332,950
Shares issued on reinvestment of distributions....    91,924,630      1,440,499,083           84,313,094      1,737,946,375
Shares redeemed...................................  (311,355,509)    (5,569,997,141)        (123,878,907)    (2,509,588,429)
                                                    -----------------------------------------------------------------------
Net increase......................................    21,019,805    $   165,182,221          122,811,952    $ 2,570,690,896
                                                    =======================================================================

                                                             PERIOD ENDED
                                                           AUGUST 31, 1999*
                                                       -----------------------
                                                       SHARES           AMOUNT
                                                       -----------------------
CLASS B SHARES:
Shares sold.......................................     1,444,372    $    27,145,001
Shares redeemed...................................       (27,283)          (517,447)
                                                    -------------------------------
Net increase......................................     1,417,089    $    26,627,554
                                                    ===============================

 32

PAGE
TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 1999                                    1998
                                                       --------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       --------------------------------------------------------------------
CLASS C SHARES:
Shares sold.......................................    19,198,655    $   331,903,925           21,887,098    $   446,684,900
Shares issued on reinvestment of distributions....     6,947,652        107,274,041            5,371,460        109,391,107
Shares redeemed...................................   (25,697,020)      (438,908,848)          (8,429,791)      (166,830,152)
                                                    -----------------------------------------------------------------------
Net increase......................................       449,287    $       269,118           18,828,767    $   389,245,855
                                                    =======================================================================

                                                                             YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------------------
                                                                 1999                                    1998
                                                       --------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       --------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.......................................     1,605,201    $    29,335,282            1,306,769    $    26,289,488
Shares issued on reinvestment of distributions....       334,899          5,247,867              235,380          4,848,120
Shares redeemed...................................    (1,512,522)       (27,634,279)            (694,766)       (14,107,557)
                                                    -----------------------------------------------------------------------
Net increase......................................       427,578    $     6,948,870              847,383    $    17,030,051
                                                    =======================================================================

*Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

                                                                              33

PAGE
TEMPLETON GROWTH FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1999, unreimbursed costs were $645,339. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $1,973,958 and $587,876, respectively.

4. INCOME TAXES

At August 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $13,154,432,406 was as follows:

Unrealized appreciation....................................  $ 2,377,044,251
Unrealized depreciation....................................   (1,068,178,190)
                                                             ---------------
Net unrealized appreciation................................  $ 1,308,866,061
                                                             ===============

At August 31, 1999, the Fund had deferred currency losses occurring subsequent to October 31, 1998 of $4,000,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1999 aggregated $3,989,451,341 and $4,701,458,814, respectively.

 34

PAGE

TEMPLETON GROWTH FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Fund, Inc. (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended August 31, 1998, including financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 30, 1999

                                                                              35

PAGE

TEMPLETON GROWTH FUND, INC.
Tax Designation
Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $449,570,027 as a capital gain dividend for the fiscal year ended August 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 14.51% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1999.

At August 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to Class A, Class B, Class C, and Advisor Class shareholders in October 1999.

                                                                      CLASS A                               CLASS B
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
                        COUNTRY                          PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0115            $0.0000            $0.0116
Australia..............................................      0.0003             0.0193             0.0003             0.0196
Belgium................................................      0.0003             0.0016             0.0003             0.0016
Bermuda................................................      0.0000             0.0017             0.0000             0.0017
Brazil.................................................      0.0038             0.0197             0.0038             0.0199
Canada.................................................      0.0007             0.0033             0.0007             0.0033
Chile..................................................      0.0005             0.0009             0.0005             0.0009
Finland................................................      0.0013             0.0062             0.0013             0.0063
France.................................................      0.0014             0.0094             0.0014             0.0095
Germany................................................      0.0012             0.0087             0.0012             0.0088
Hong Kong..............................................      0.0000             0.0443             0.0000             0.0448
Japan..................................................      0.0002             0.0008             0.0002             0.0008
Luxembourg.............................................      0.0000             0.0005             0.0000             0.0005
Mexico.................................................      0.0003             0.0091             0.0003             0.0092
Netherlands............................................      0.0030             0.0277             0.0030             0.0280
New Zealand............................................      0.0003             0.0013             0.0003             0.0013
Norway.................................................      0.0009             0.0046             0.0009             0.0046
Peru...................................................      0.0000             0.0002             0.0000             0.0002
Singapore..............................................      0.0004             0.0056             0.0004             0.0056
South Africa...........................................      0.0000             0.0044             0.0000             0.0045
South Korea............................................      0.0010             0.0041             0.0010             0.0042
Spain..................................................      0.0007             0.0035             0.0007             0.0036
Sweden.................................................      0.0017             0.0083             0.0017             0.0084
United Kingdom.........................................      0.0189             0.1300             0.0189             0.1315
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0369            $0.3267            $0.0369            $0.3304
                                                         ========================================================================

 36

PAGE
TEMPLETON GROWTH FUND, INC.
Tax Designation (continued)

                                                                      CLASS C                            ADVISOR CLASS
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
                        COUNTRY                          PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0083            $0.0000            $0.0126
Australia..............................................      0.0003             0.0141             0.0003             0.0212
Belgium................................................      0.0003             0.0012             0.0003             0.0018
Bermuda................................................      0.0000             0.0012             0.0000             0.0018
Brazil.................................................      0.0038             0.0143             0.0038             0.0216
Canada.................................................      0.0007             0.0024             0.0007             0.0036
Chile..................................................      0.0005             0.0007             0.0005             0.0010
Finland................................................      0.0013             0.0045             0.0013             0.0068
France.................................................      0.0014             0.0068             0.0014             0.0103
Germany................................................      0.0012             0.0063             0.0012             0.0095
Hong Kong..............................................      0.0000             0.0322             0.0000             0.0486
Japan..................................................      0.0002             0.0006             0.0002             0.0009
Luxembourg.............................................      0.0000             0.0004             0.0000             0.0006
Mexico.................................................      0.0003             0.0066             0.0003             0.0100
Netherlands............................................      0.0030             0.0201             0.0030             0.0304
New Zealand............................................      0.0003             0.0009             0.0003             0.0014
Norway.................................................      0.0009             0.0033             0.0009             0.0050
Peru...................................................      0.0000             0.0002             0.0000             0.0002
Singapore..............................................      0.0004             0.0041             0.0004             0.0061
South Africa...........................................      0.0000             0.0032             0.0000             0.0048
South Korea............................................      0.0010             0.0030             0.0010             0.0045
Spain..................................................      0.0007             0.0026             0.0007             0.0039
Sweden.................................................      0.0017             0.0060             0.0017             0.0091
United Kingdom.........................................      0.0189             0.0945             0.0189             0.1425
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0369            $0.2375            $0.0369            $0.3582
                                                         ========================================================================

In January 2000, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                                              37

PAGE

TEMPLETON GROWTH FUND, INC.
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the August 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On August 31, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

 38


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ANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Growth Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

101 A99 10/99                      [RECYCLE SYMBOL]  Printed on recycled paper